SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):       November 1, 2005
ENPRO INDUSTRIES, INC.

(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
5605 Carnegie Boulevard, Suite 500
Charlotte, North Carolina 28209

(Address of principal executive offices, including zip code)
(704) 731-1500

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
     The information set forth in this Current Report, including Exhibit 99.1, is intended to be “furnished” under Item 2.02 of Form 8-K. Such information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
     On November 1, 2005, we issued a press release announcing our earnings for the quarter ended September 30, 2005. A copy of such press release is included as Exhibit 99.1 hereto.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement
     To the extent the information set forth under Item 8.01 hereof also applies to Item 2.04 of Form 8-K, such information is incorporated herein by reference.

Item 8.01	Other Events
     On October 27, 2005, we gave notice to the holders of Coltec’s Term Income Deferrable Equity Securities (“TIDES”) of our election to redeem the TIDES on November 28, 2005. The aggregate redemption price of all outstanding TIDES, including TIDES held by Coltec, is $149,973,950, plus accrued interest.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: November 1, 2005

ENPRO INDUSTRIES, INC.
By:	/s/ Richard L. Magee
Richard L. Magee
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release dated November 1, 2005

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